                                AIMCO PROPERTIES, L.P.
                      1873 SOUTH BELLAIRE STREET, 17TH FLOOR
                           DENVER, COLORADO 80222-4348




                                             October 6, 1997


     VIA FACSIMILE

     First Winthrop Corporation
     One International Place
     Boston, Massachusetts 02110
     Attention:  Ms. Carolyn Tiffany

               Re: Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 22, 1997 (the "PURCHASE AGREEMENT"), by and between AIMCO Properties, L.P., a Delaware limited partnership (the "BUYER"), and each of the parties identified on Exhibit "A" attached to the Purchase Agreement (collectively, THE "SELLER")
                    ----------------------------------------------------------

     Dear Gentlemen:

              The purpose of this letter ("Letter") is to reflect the agree-ment between the Buyer and the Seller with respect to the amendment of the Purchase Agreement. Sections 4.1.3 and 4.1.4 of the Purchase Agreement are hereby amended so that the "Due Diligence Termination Date"
     (as defined in the Purchase Agreement) shall be extended to 6:00 p.m.
     New York time on Monday, October 13, 1997. Buyer and Seller further agree to amend Section 8.1 of the Purchase Agreement so that the "Closing Date" (as defined in the Purchase Agreement) shall be Friday, October 31, 1997.

              Except as otherwise expressly provided herein, the Purchase Agreement shall remain unmodified and in full force and effect, and all of the

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     Post & Heymann, LLP
     October 13, 1997
     Page 2

     terms and provisions of the Purchase Agreement, as herein modified, are hereby ratified and reaffirmed by both the Buyer and the Seller.
     This Letter may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

              If this Letter accurately reflects the agreement of the Buyer and the Seller, please execute a copy of this Letter where indicated below and return a facsimile copy of it (with the original to follow by mail) to Buyer as soon as possible to:

                   Paul A. Fuhrman, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                   300 South Grand Avenue, 34th Floor
                   Los Angeles, California 90071
                   Fax:  (213) 687-5600

              If you should have any questions, please feel free to either call Harry Alcock at (303) 691-4344 or ask your attorney to call Paul Fuhrman at (213) 687-5064.

                                        Yours truly,

                                        AIMCO PROPERTIES, L.P.
                                        A Delaware limited partnership

                                        By:  AIMCO-GP, Inc.
                                        Its.:     General Partner

                                                By:  /s/ Harry Alcock
                                                     -----------------
                                                Name:  Harry Alcock
                                                Its:   Vice President

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     First Winthrop Corporation
     October 13, 1997
     Page 3



     ACCEPTED AND AGREED TO AS OF
     THE DATE FIRST WRITTEN ABOVE:

     (AS TO PROPERTIES 1-25 IDENTIFIED ON
      EXHIBIT "A" TO THE PURCHASE AGREEMENT)

     BEACON APTS., L.P.

     By: Eleven Winthrop Properties, Inc.,
     its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     BLOSSOM APTS. LIMITED
     PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


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     First Winthrop Corporation
     October 13, 1997
     Page 4



     COURT APTS., L.P.

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     FERN APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner

     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     FOOTHILLS APTS. LIMITED
     PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


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     First Winthrop Corporation
     October 13, 1997
     Page 5



     FOX BAY APTS. LIMITED
     PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     FOX APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     GROVE APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


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     First Winthrop Corporation
     October 13, 1997
     Page 6



     HAZEL APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     HIDDEN APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     ISLAND APTS., L.P.

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


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     First Winthrop Corporation
     October 13, 1997
     Page 7



     ORCHID APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     PINE APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     POLO PARK APTS., L.P.

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


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     First Winthrop Corporation
     October 13, 1997
     Page 8



     QUAIL APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     RIVER APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     SAND APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


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     First Winthrop Corporation
     October 13, 1997
     Page 9



     SHADE APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     SILK APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     TIMBER APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO



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     First Winthrop Corporation
     October 13, 1997
     Page 10



     TWIN APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     WICKER APTS. LIMITED PARTNERSHIP

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     WILDFLOWER APTS., L.P.

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO



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     First Winthrop Corporation
     October 13, 1997
     Page 11



     WYDEWOOD APTS., L.P.

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     YORK APTS., L.P.

     By: Eleven Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


     (AS TO PROPERTY 26 IDENTIFIED ON
     EXHIBIT "A" TO THE PURCHASE AGREEMENT)

     WINTHROP-AUSTIN HOLDINGS, L.P.

     By: Fifteen Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO


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     First Winthrop Corporation
     October 13, 1997
     Page 12



     (AS TO PROPERTIES 27-35 IDENTIFIED ON
      EXHIBIT "A" TO THE PURCHASE AGREEMENT)

     WINTHROP FLORIDA APARTMENTS,
     LIMITED PARTNERSHIP

     By: Fourteen Winthrop Properties, Inc.,
         its sole general partner


     By:  /s/
         --------------------------
         Name:  Michael L. Ashmer
         Title:  CEO